FORM 8-K


                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


          Date of Report:  November 14, 2000 (November 14, 2000)
                     (Date of earliest event reported)


                              INTRENET, INC.
          (Exact name of registrant as specified in its charter)


       Indiana                    0-14060        35-1597565
   (State or other              (Commission     (IRS Employer
   jurisdiction of             File Number)  Identification No.)
   incorporation)


          400 TechneCenter Drive, Suite 200, Milford, Ohio 45150
                 (Address of principal executive offices)


Registrant's telephone number, including area code:  513/576-6666


Former name or former address, if changed since last report:  N/A

Item 5.   Other Events

On November 14, 2000, Intrenet, Inc. issued a press release discussing, among other matters, its expectation that it would not file its quarterly report on Form 10-Q for the quarter ended September 30, 2000 on a timely basis. A copy of the press release is included as an exhibit to this report.


Item 7.  Financial Statements and Exhibits

     Financial Statements

        None

     Exhibits


EXHIBIT NO.  DESCRIPTION

   99   Press Release dated November 14, 2000

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             INTRENET, INC.

Dated:  November 14, 2000

                             By:  /S/ THOMAS J. BELL
                                 Thomas J. Bell,
                                 Executive Vice President and
                                 Chief Financial Officer

                               EXHIBIT INDEX

    EXHIBIT NUMBER                 DESCRIPTION OF EXHIBIT

          99              Press Release dated November 14, 2000